UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ARES ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2023

ARES ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39972	98-1538872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor
New York, NY 10167
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 201-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value per share, and one-fifth of one redeemable warrant	AAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	AAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Adjournment of Shareholder Meeting

On January 18, 2023, Ares Acquisition Corporation (the “Company”) issued a press release announcing that the extraordinary general meeting (the “Shareholder Meeting”) originally scheduled for Tuesday, January 24, 2023, at 9:30 a.m., Eastern Time, is being postponed to February 2, 2023, at 9:30 a.m., Eastern Time. At the Shareholder Meeting, shareholders will be asked to vote on the following proposals: (1) to amend the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date by which the Company has to consummate a business combination from February 4, 2023 to August 4, 2023, or such earlier date as determined by the Company’s board of directors in its sole discretion (the “Extension Amendment Proposal”); (2) to amend the Memorandum and Articles of Association to delete: (A) the limitation on share repurchases prior to the consummation of a business combination that would cause the Company’s net tangible assets to be less than $5,000,001 following such repurchases; (B) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (C) the limitation that the Company shall not redeem the Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), issued as part of the units sold in the Company’s initial public offering that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions; and (3) to adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares and Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares”), in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting to approve the Extension Amendment Proposal.

As a result of this postponement, the Shareholder Meeting will now be held at 9:30 a.m., Eastern Time, on February 2, 2023, via a live webcast at https://www.cstproxy.com/aresacquisitioncorporation/2023. Also, as a result of this change, the Company has extended the deadline for delivery of redemption requests from the Company’s shareholders from 5:00 p.m., Eastern Time, on January 20, 2023, to 5:00 p.m., Eastern Time, on January 31, 2023.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Shareholder Meeting. Only holders of record of Class A ordinary shares and Class B ordinary shares as of the close of business on December 15, 2022, the record date for the Shareholder Meeting are entitled to vote at the Shareholder Meeting or any adjournment thereof.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Supplement to the Proxy Statement

The Company further notes the need to amend and supplement the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission on December 21, 2022 in connection with the Shareholder Meeting. The Company is correcting an inadvertent error in the Proxy Statement in the text of the shareholder resolution relating to the Extension Amendment Proposal set forth on the Notice to Shareholders, page 27 and Annex A to the Proxy Statement. The correction to the existing disclosure in the Proxy Statement is set forth below under the heading “Correction to the Proxy Statement” and the correction to the existing disclosure on Annex A to the Proxy Statement is set forth under the heading “Correction to Annex A to the Proxy Statement.” Other than this correction, the Proxy Statement remains unchanged, and this supplement does not otherwise amend, supplement, or affect the Proxy Statement. From and after the date of this supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this supplement. This supplement should be read in conjunction with the Proxy Statement and the other proxy materials previously made available to stockholders in connection with the Shareholder Meeting. If you have already voted your shares, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal.

Correction to the Proxy Statement

The text of the proposed resolution related to Proposal No. 1 - The Extension Amendment Proposal amending the Memorandum and Articles of Association is amended and restated in its entirety to read as follows (corrections are marked, with new text bold and underlined, and deleted text bold and stricken through):

Proposal No. 1 - The Extension Amendment Proposal - RESOLVED, as a special resolution that:

a)	the first sentence of Article 49.7 of AAC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination by August 4, 2023, or such earlier date as the ~~Members~~ board of Directors may approve in accordance with the Articles, the Company shall:”

b)	Article 49.8(a) of AAC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by August 4, 2023, or such earlier date as the ~~Members~~ board of Directors may approve in accordance with the Articles; and/or”

Correction to Annex A to the Proxy Statement

The text of the proposed Amendment to the Memorandum and Articles of Association is amended and restated in its entirety to read as follows (corrections are marked, with new text bold and underlined, and deleted text bold and stricken through):

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

ARES ACQUISITION CORPORATION

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	deleting the existing first sentence of Article 49.7 in its entirety and the insertion of the following language in its place:

“In the event that the Company does not consummate a Business Combination by August 4, 2023, or such earlier date as the ~~Members~~ board of Directors may approve in accordance with the Articles, the Company shall:”

(b)	deleting the existing Article 49.8(a) in its entirety and the insertion of the following language in its place:

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by August 4, 2023, or such earlier date as the ~~Members~~ board of Directors may approve in accordance with the Articles; and/or”

(c)	deleting the existing Article 49.2(b) in its entirety and the insertion of the following language in its place:

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

(d)	deleting the following existing final sentence of Article 49.5 in its entirety:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

(e)	deleting the existing final sentence of Article 49.8 in its entirety.

(f)	deleting the existing Article 49.4 in its entirety and the insertion of the following language in its place:

“[RESERVED]”

Additional Information and Where to Find It

On December 21, 2022, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Shareholder Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed or that will be filed with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, the documents filed by AAC may be obtained free of charge from AAC’s website at www.aresacquisitioncorporation.com or by written request to AAC at Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, NY 10167.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Such statements may include, but are not limited to, statements regarding the date of the Shareholder Meeting. Although these forward-looking statements are based on assumptions that the Company believes are reasonable, these assumptions may be incorrect. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment Proposal. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

AAC and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from AAC ’s shareholders in connection with the Shareholder Meeting. For information regarding AAC’s directors and executive officers, please see AAC’s Annual Report on Form 10-K filed with the SEC on March 4, 2022, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by AAC from time to time the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the definitive proxy statement and other relevant documents filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

99.1	Press Release, dated January 18, 2023

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2023	Ares Acquisition Corporation

	By:	/s/ David B. Kaplan
		Name:	David B. Kaplan
		Title:	Chief Executive Officer and Co-Chairman

Exhibit 99.1

ARES ACQUISITION CORPORATION ANNOUNCES CHANGE OF EXTRAORDINARY GENERAL MEETING DATE

NEW YORK, NY – January 18, 2023 (BUSINESS WIRE) – Ares Acquisition Corporation (“AAC” or the “Company”) (NYSE: “AAC.U”, “AAC”, “AAC WS”) announced today that its extraordinary general meeting of shareholders (the “Shareholder Meeting”) originally scheduled for January 24, 2023, is being postponed to February 2, 2023. At the Shareholder Meeting, shareholders will be asked to consider and vote on a proposal: (1) to amend the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date by which the Company has to consummate a business combination (such extension, the “Charter Extension”) from February 4, 2023 to August 4, 2023, or such earlier date as determined by the Company’s board of directors in its sole discretion (the “Charter Extension Date” and such proposal, the “Extension Amendment Proposal”); (2) to amend the Memorandum and Articles of Association to delete: (A) the limitation on share repurchases prior to the consummation of a business combination that would cause the Company’s net tangible assets to be less than $5,000,001 following such repurchases; (B) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (C) the limitation that the Company shall not redeem the Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), issued as part of the units sold in the Company’s initial public offering that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions; and (3) to adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares and Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares”), in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting to approve the Extension Amendment Proposal.

As a result of this postponement, the Shareholder Meeting will now be held at 9:30 a.m., Eastern Time, on February 2, 2023, via a live webcast at https://www.cstproxy.com/aresacquisitioncorporation/2023. Also, as a result of this change, the Company has extended the deadline for delivery of redemption requests from the Company’s shareholders from 5:00 p.m., Eastern Time, on January 20, 2023, to 5:00 p.m., Eastern Time, on January 31, 2023.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Shareholder Meeting. Only holders of record of Class A ordinary shares and Class B ordinary shares as of the close of business on December 15, 2022, the record date for the Shareholder Meeting are entitled to vote at the Shareholder Meeting or any adjournment thereof.

About Ares Acquisition Corporation

Ares Acquisition Corporation (NYSE: AAC) is a special purpose acquisition company (SPAC) affiliated with Ares Management Corporation, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. AAC is seeking to pursue an initial business combination target in any industry or sector in North America, Europe or Asia. For more information about AAC, please visit www.aresacquisitioncorporation.com.

Additional Information and Where to Find It

On December 21, 2022, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Shareholder Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed or that will be filed with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, the documents filed by AAC may be obtained free of charge from AAC’s website at www.aresacquisitioncorporation.com or by written request to AAC at Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, NY 10167.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Such statements may include, but are not limited to, statements regarding the date of the Shareholder Meeting. Although these forward-looking statements are based on assumptions that the Company believes are reasonable, these assumptions may be incorrect. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment Proposal. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

AAC and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from AAC ’s shareholders in connection with the Shareholder Meeting. For information regarding AAC’s directors and executive officers, please see AAC’s Annual Report on Form 10-K filed with the SEC on March 4, 2022, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by AAC from time to time the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the definitive proxy statement and other relevant documents filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

INVESTOR RELATIONS CONTACT

Ares Acquisition Corporation

Investors:

Carl Drake and Greg Mason

+1-888-818-5298

IR@AresAcquisitionCorporation.com

Media:

Jacob Silber

+1-212-301-0376

or

Brittany Cash

+1-212-301-0347

media@aresmgmt.com